                                                                 [PIONEER LOGO]




Pioneer
America Income
Trust



-------------------------------------
SEMIANNUAL REPORT 6/30/99
-------------------------------------

Table of Contents
--------------------------------------------------------------------------------
Letter from the Chairman                                                       1

Portfolio Summary                                                              2

Performance Update                                                             3

Portfolio Management Discussion                                                6

Schedule of Investments                                                        9

Financial Statements                                                          11

Notes to Financial Statements                                                 17

Report of Independent Public Accountants                                      21

Trustees, Officers and Service Providers                                      22

The Pioneer Family of Mutual Funds                                            23

Retirement Plans From Pioneer                                                 24

Programs and Services for Pioneer Shareowners                                 26

Pioneer America Income Trust

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 6/30/99
--------------------------------------------------------------------------------


D e a r  S h a r e o w n e r ,
--------------------------------------------------------------------------------

I am pleased to introduce this semiannual report for Pioneer America Income Trust, covering the six months ended June 30, 1999. On behalf of your investment team, I appreciate your confidence in the Fund and Pioneer.


Interest rates rose throughout the first six months of 1999, as world economies stabilized and economic news in the United States remained positive, but no significant inflationary pressures surfaced. Daily reminders by the media and financial analysts on how long we have enjoyed this environment makes it easy for investors to forget that these conditions will not always exist, and that there are risks inherent to investing.


It is quite tempting to abandon a balanced investment plan when the stock market shows returns over 20%, as it has for each of the past four years. But longer term, average annual returns of stocks as measured by the Standard & Poor's 500 Index are closer to 11%. That is why experts recommend that investors hold a mix of stocks and bonds, as well as relatively safe investments like money market funds, to suit their long-term objectives and to seek to achieve balance. If you think your investments may be out of line, we encourage you to meet with your investment professional to discuss how your assets are allocated.


Turning to other matters, for those of you who are interested in new Pioneer products, we are pleased to introduce Pioneer Strategic Income Fund. The Fund holds a diverse portfolio of bonds from around the globe, including the United States. To receive a prospectus for our newest fund - which you should read carefully before you invest or send any money - or if you have questions regarding Pioneer America Income Trust, please contact your investment professional, or call Pioneer at 1-800-225-6292. You can also visit our web site at www.pioneerfunds.com.


Respectfully,

/s/ John F. Cogan, Jr.
------------------------

John F. Cogan, Jr.
Chairman and President

Pioneer America Income Trust

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 6/30/99
--------------------------------------------------------------------------------


P o r t f o l i o  D i v e r s i f i c a t i o n
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[Begin: Description of Pie Chart]

U.S. Government Agency Obligations 63%
U.S. Government Obligations 37%

[End: Description of Pie Chart]


P o r t f o l i o  M a t u r i t y
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)



[Begin: Description of Pie Chart]

0 - 2 Years 2%
2 - 5 Years 1%
5 - 7 Years 25%
7 - 10 Years 34%
10 - 20 Years 25%
20+ Years 13%

[End: Description of Pie Chart]


1 0  L a r g e s t  H o l d i n g s
--------------------------------------------------------------------------------
(As a percentage of debt holdings)

--------------------------------------------------------------------------------
 1.  U.S. Treasury Bonds, 8.0%, 11/15/21                                  13.37%
--------------------------------------------------------------------------------
 2.  Government National Mortgage Association, 6.5%, 4/15/28               9.59
--------------------------------------------------------------------------------
 3.  Government National Mortgage Association, 6.0%, 10/15/28              8.42
--------------------------------------------------------------------------------
 4.  Government National Mortgage Association, 7.5%, 2/15/27               7.32
--------------------------------------------------------------------------------
 5.  Government National Mortgage Association, 6.5%, 6/15/28               6.52
--------------------------------------------------------------------------------
 6.  U.S. Treasury Bonds, 7.25%, 5/15/16                                   4.58
--------------------------------------------------------------------------------
 7.  U.S. Treasury Bonds, 9.125%, 5/15/09                                  4.38
--------------------------------------------------------------------------------
 8.  U.S. Treasury Notes, 7.25%, 5/15/04                                   3.68
--------------------------------------------------------------------------------
 9.  Government National Mortgage Association Midget, 6.0%, 2/15/14        3.30
--------------------------------------------------------------------------------
10.  Government National Mortgage Association, 6.5%, 10/15/28              3.27
--------------------------------------------------------------------------------

Fund holdings will vary for other periods.

Pioneer America Income Trust

-------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/99       CLASS A SHARES
-------------------------------------------------------------------------------

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
--------------------------------------------------------------------------------

Net Asset Value
per Share            6/30/99     12/31/98
                     $9.57       $10.10

Distributions per Share          Income      Short-Term      Long-Term
(12/31/98 - 6/30/99)             Dividends   Capital Gains   Capital Gains
                                 $0.269            -               -

I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer America Income Trust at public offering price, compared to the growth of the Lehman Brothers Government Bond Index.

------------------------------------------------------
Average Annual Total Returns
(As of June 30, 1999)

                 Net Asset            Public Offering
Period             Value                  Price*

10 Years           6.81%                   6.32%
5 Years            6.29                    5.31
1 Year             1.62                   -2.97
------------------------------------------------------

*Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[Begin: Tabular Description of Mountain Chart]

Growth of $10,000

         Pioneer America Income Trust*   Lehman Brothers Government Bond Index
6/89      9550                           10000
         10325                           10693
6/91     11334                           11778
         12565                           13398
6/93     13907                           15124
         13609                           14920
6/95     14969                           16720
         15535                           17472
6/97     16643                           18764
         18168                           20876
6/99     18462                           21511

[End: Tabular Description of Mountain Chart]

The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer America Income Trust

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/99         CLASS B SHARES
--------------------------------------------------------------------------------

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
--------------------------------------------------------------------------------

Net Asset Value
per Share                               6/30/99             12/31/98
                                        $9.55               $10.07

Distributions per Share                 Income              Short-Term             Long-Term
(12/31/98 - 6/30/99)                    Dividends           Capital Gains          Capital Gains
                                        $0.229                    -                      -

I n v e s t m e n t  R e t u r n s
-------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer America Income Trust, compared to the growth of the Lehman Brothers Government Bond Index.

-------------------------------------------
Average Annual Total Returns
(As of June 30, 1999)

                     If              If
Period              Held          Redeemed*
Life-of-Fund        5.21%           5.06%
(4/29/94)
5 Years             5.49            5.33
1 Year              0.96           -2.89

-------------------------------------------

*Reflects deduction of the maximum applicable contingent deferred sales charge
 (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


[Begin: Tabular Description of Mountain Chart]

           Pioneer America Income Trust*    Lehman Brothers Government Bond Index
4/30/94    10000                            10000
6/94        9952                             9964
            9943                            10041
6/95       10856                            11166
           11442                            11883
6/96       11186                            11668
           11624                            12211
6/97       11890                            12531
           12508                            13381
6/98       12878                            13942
           13394                            14699
6/99       12905                            14365

[End: Tabular Description of Mountain Chart]

The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer America Income Trust

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/99         CLASS C SHARES
--------------------------------------------------------------------------------

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
--------------------------------------------------------------------------------

Net Asset Value
per Share                      6/30/99      12/31/98
                               $9.54        $10.07

Distributions per Share        Income       Short-Term        Long-Term
(12/31/98 - 6/30/99)           Dividends    Capital Gains     Capital Gains
                               $0.232             -                 -

I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer America Income Trust, compared to the growth of the Lehman Brothers Government Bond Index.

----------------------------------------
Average Annual Total Returns
(As of June 30, 1999)

                    If            If
Period             Held        Redeemed*
Life-of-Fund       3.68%         3.68%
(1/31/96)
1 Year             1.06          1.06
----------------------------------------

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to investments sold within one year of purchase.


[Begin: Tabular Description of Mountain Chart]

          Pioneer America Income Trust*     Lehman Brothers Government Bond Index
1/96      10000                             10000
           9748                              9714
6/96       9728                              9759
           9861                              9924
12/96     10104                             10214
          10020                             10131
6/97      10335                             10481
          10607                             10832
12/97     10890                             11192
          10995                             11361
6/98      11194                             11661
          11680                             12306
12/98     11663                             12295
          11531                             12119
6/99      11313                             12016

[End: Tabular Description of Mountain Chart]


The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer America Income Trust

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/99
--------------------------------------------------------------------------------

The first half of Pioneer America Income Trust's fiscal year closed on June 30, 1999. Following is a discussion with portfolio managers, Sherman B. Russ and Kenneth J. Taubes, detailing the investment environment and the strategies that affected your Fund's performance during the period. With over 38 years of combined experience as investment professionals, Sherm and Ken oversee the team responsible for the daily management of Pioneer America Income Trust.


Q: With interest rates rising over the past six months, how did the Fund perform?

A: Although rising interest rates limited the Fund's total return potential, the Fund produced an attractive level of income and maintained the highest standards of credit quality. Pioneer America Income Trust invests only in securities that carry the "full faith and credit" pledge of the U.S. government. (This guarantee applies to the timely payment of interest and principal, not to the underlying value of the securities themselves, or the value of the Trust shares.) As of June 30, the 30-day SEC yield for the Fund's Class A shares was 5.40%.

      For the six months ended June 30, the 186 general U.S. government funds followed by Lipper Inc. returned an average of -2.67%. In comparison, Class A shares returned -2.62%, Class B -2.93% and Class C -3.00%, all at net asset value. While we never like to see a negative return, we believe the Fund's performance reflected the rising interest rate environment. We are pleased, however, that the Fund produced a competitive return particularly in light of its high investment standards. Other funds in this category can invest in corporate debt, foreign government issues and commercial mortgage-backed securities. Because these securities involve greater risk, they often provide higher returns. This was particularly the case over the past six months. During that time, improving worldwide economies - especially a strong U.S. economy - enabled lower-rated issues to outperform their higher-rated counterparts.

Pioneer America Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Q:    What caused interest rates to rise?

A: Investors focused on continued economic strength in the United States and on economic recovery elsewhere, especially Asia. Both were stronger than expected. This environment caused investors to confront a situation that seemed unlikely only six months earlier - that excessive U.S. economic growth could rekindle inflation and lead to future interest rate hikes. At the end of 1998, investors were concerned that fragile international economies would dampen U.S. economic growth. As investors monitored this growth, interest rates rose and bond prices fell. The yield on the benchmark 30-year U.S. Treasury had risen from 5.10% on December 31, 1998 to 5.96% at the end of the period.

      The Federal Reserve did, in fact, raise short-term interest rates
      0.25 percentage points in June. With the increase, however, came an announcement that, after the June action, the Fed's bias would be adjusted to "neutral," suggesting that it does not see a need to raise rates again in the very near future. We would not be surprised if the Fed changed its mind and raised interest rates again, so we are taking a "wait and see" attitude.

Q:    Did the change in market sentiment create any opportunity for the Fund?

A: Yes, a changing environment often does. Corporate bonds and mortgage-backed securities outperformed Treasurys in the aftermath of 1998's "flight-to-quality," as confidence in economic vigor replaced concerns about unstable economies and financial markets. The Fund increased its position in mortgage-backed securities, which helped offset some of the price declines in Treasury bonds when interest rates rose.

      We altered the portfolio mix to 63% Government National Mortgage Association (GNMA) securities and 37% Treasurys by June 30. Six months ago, the blend was 55% GNMAs and 45% Treasurys. GNMAs offer both an attractive stream of income and superior credit quality, as they carry the full faith and credit of the U.S. government.

Pioneer America Income Trust

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/99                            (continued)
--------------------------------------------------------------------------------



Q: What is your outlook for U.S. government securities over the next six months?

A: We are cautiously optimistic going forward. We believe there are many signs that the economy could begin to slow. For example, in anticipation of Year 2000 issues, many companies increased capital spending early in 1999. This should slow in the latter part of the year. On the consumer side, the rise in rates should put a damper on housing and other interest-rate sensitive areas of the economy. If the economy doesn't slow on its own, we think the Fed will help it along in the form of higher interest rates, despite their declared "neutral" position.

      In this environment, we expect to maintain the Fund's orientation toward income and relative value. In our opinion, GNMAs still fit that objective. With their attractive yield advantage over Treasurys, superior credit quality and positive supply/demand characteristics, we believe GNMAs can help the Fund to generate a solid, competitive total return, even in an uncertain market.

Pioneer America Income Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/99
--------------------------------------------------------------------------------


  Principal
   Amount                                                                  Value
              U.S. GOVERNMENT OBLIGATIONS - 36.9%
$ 1,000,000   U.S. Treasury Bonds, 8.25%, 5/15/05                    $ 1,023,980
  5,590,000   U.S. Treasury Bonds, 9.125%, 5/15/09                     6,315,135
  2,000,000   U.S. Treasury Bonds, 10.375%, 11/15/09                   2,394,140
  3,000,000   U.S. Treasury Bonds, 10.0%, 5/15/10                      3,578,820
  6,000,000   U.S. Treasury Bonds, 7.25%, 5/15/16                      6,606,180
 16,000,000   U.S. Treasury Bonds, 8.0%, 11/15/21                     19,262,080
  4,200,000   U.S. Treasury Notes, 6.375%, 9/30/01                     4,268,418
  5,000,000   U.S. Treasury Notes, 7.25%, 5/15/04                      5,307,150
  4,000,000   U.S. Treasury Notes, 7.875%, 11/15/04                    4,373,120
                                                                     -----------
              Total U.S. Government Obligations                      $53,129,023
                                                                     -----------

              U.S. GOVERNMENT AGENCY OBLIGATIONS - 63.1%
    247,868   Government National Mortgage Association,
                10.0%, 11/15/18 to 1/15/19                           $   271,261
    586,633   Government National Mortgage Association,
                9.0%, 9/15/16 to 4/15/20                                 628,711
    419,238   Government National Mortgage Association,
                8.5%, 7/15/24                                            439,379
 10,424,827   Government National Mortgage Association,
                7.5%, 2/15/27                                         10,545,755
 29,013,892   Government National Mortgage Association,
                6.5%, 4/15/28 to 10/15/28                             27,940,958
 17,928,222   Government National Mortgage Association,
                6.0%, 10/15/28 to 1/15/29                             16,788,040
 12,980,772   Government National Mortgage Association,
                7.0%, 2/15/28 to 5/15/29                              12,828,248
    302,899   Government National Mortgage Association I,
                10.0%, 3/15/20                                           331,271
  1,972,623   Government National Mortgage Association II,
                9.0%, 3/20/18 to 11/20/24                              2,099,026
  5,702,249   Government National Mortgage Association II,
                8.0%, 5/20/25 to 4/20/27                               5,866,212
  3,004,237   Government National Mortgage Association II,
                7.0%, 2/20/29                                          2,968,937
     16,143   Government National Mortgage Association Midget,
                10.5%, 1/15/01 to 8/15/03                                 16,993


  The accompanying notes are an integral part of these financial statements. 9

Pioneer America Income Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/99                                    (continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                                  Value

               U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
$   118,877    Government National Mortgage Association Midget,
                 9.5%, 12/15/03                                     $    123,284
  2,500,899    Government National Mortgage Association Midget,
                 6.5%, 5/15/13                                         2,469,763
  7,809,804    Government National Mortgage Association Midget,
                 6.0%, 11/15/13 to 2/15/14                             7,550,831
    106,319    Government National Mortgage Association II Midget,
                 10.0%, 1/20/06                                          111,657
                                                                    ------------
               Total U.S. Government Agency Obligations             $ 90,980,326
                                                                    ------------

               TOTAL INVESTMENT IN SECURITIES - 100%
               (Cost $147,431,511) (a) (b)                          $144,109,349
                                                                    ============

Note: The Trust's investments in mortgage-backed securities of the Government
      National Mortgage Association (GNMA) are interests in separate pools of mortgages. All separate investments in this issuer which have the same coupon rate have been aggregated for the purpose of presentation in this schedule of investments.

(a) At June 30, 1999, the net unrealized loss on investments based on cost for federal income tax purposes of $147,433,542 was as follows:

      Aggregate gross unrealized gain for all investments in which there
      is an excess of value over tax cost                                       $    756,722
      Aggregate gross unrealized loss for all investments in which there
      is an excess of tax cost over value                                         (4,080,915)
                                                                                ------------
      Net unrealized loss                                                       $ (3,324,193)
                                                                                ============

(b) At December 31, 1998, the Trust had a net capital loss carryforward of $6,653,869 which will expire between 2002 and 2004 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 1999 aggregated $33,925,408 and $35,115,390, respectively.


  10 The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust

--------------------------------------------------------------------------------
BALANCE SHEET 6/30/99
--------------------------------------------------------------------------------

ASSETS:
    Investment in securities, at value (cost $147,431,511)        $ 144,109,349
    Cash                                                                266,184
    Receivables -
        Fund shares sold                                                260,775
        Interest                                                      1,037,687
    Other                                                                   577
                                                                  -------------
            Total assets                                          $ 145,674,572
                                                                  -------------


LIABILITIES:
    Payables -
        Fund shares repurchased                                   $     128,318
        Dividends                                                       168,954
    Due to affiliates                                                   109,727
    Accrued expenses                                                     54,302
                                                                  -------------
            Total liabilities                                     $     461,301
                                                                  -------------


NET ASSETS:
    Paid-in capital                                               $ 155,374,266
    Accumulated undistributed net investment income                       8,452
    Accumulated net realized loss on investments                     (6,847,285)
    Net unrealized loss on investments                               (3,322,162)
                                                                  -------------
            Total net assets                                      $ 145,213,271
                                                                  =============

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
    Class A (based on $117,910,430/12,318,314 shares)             $        9.57
                                                                  =============
    Class B (based on $20,615,913/2,159,270 shares)               $        9.55
                                                                  =============
    Class C (based on $6,686,928/700,853 shares)                  $        9.54
                                                                  =============

MAXIMUM OFFERING PRICE:
    Class A                                                       $       10.02
                                                                  =============

  The accompanying notes are an integral part of these financial statements. 11

Pioneer America Income Trust

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/99

INVESTMENT INCOME:
    Interest                                                                 $ 4,957,299
                                                                             -----------
EXPENSES:
    Management fees                                             $379,090
    Transfer agent fees
        Class A                                                  129,558
        Class B                                                   27,144
        Class C                                                    7,840
    Distribution fees
        Class A                                                  153,169
        Class B                                                  104,656
        Class C                                                   40,849
    Administrative fees                                           17,957
    Custodian fees                                                17,936
    Registration fees                                             26,672
    Professional fees                                             21,263
    Printing                                                       8,670
    Fees and expenses of nonaffiliated trustees                   13,350
    Miscellaneous                                                  5,044
                                                                --------
            Total expenses                                                   $   953,198
            Less management fees waived
              by Pioneer Investment Management, Inc.                             (64,739)
            Less fees paid indirectly                                            (17,292)
                                                                             -----------
            Net expenses                                                     $   871,167
                                                                             -----------
               Net investment income                                         $ 4,086,132
                                                                             -----------


REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
    Net realized loss on investments                                         $  (191,312)
    Change in net unrealized gain on investments                              (8,134,336)
                                                                             -----------
        Net loss on investments                                              $(8,325,648)
                                                                             -----------
        Net decrease in net assets resulting from operations                 $(4,239,516)
                                                                             ===========

 12 The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/99 and the Year Ended 12/31/98

                                                                 Six Months Ended    Year Ended
                                                                      6/30/99         12/31/98
FROM OPERATIONS:
Net investment income                                             $   4,086,132    $   8,813,891
Net realized gain (loss) on investments                                (191,312)       1,015,080
Change in net unrealized gain on investments                         (8,134,336)       1,617,464
                                                                  -------------    -------------
      Net increase (decrease) in net assets resulting
         from operations                                          $  (4,239,516)   $  11,446,435
                                                                  -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
      Class A ($0.27 and $0.58 per share, respectively)           $  (3,417,418)   $  (7,662,749)
      Class B ($0.23 and $0.51 per share, respectively)                (498,301)        (792,353)
      Class C ($0.23 and $0.52 per share, respectively)                (198,156)        (330,576)
                                                                  -------------    -------------
         Total distributions to shareholders                      $  (4,113,875)   $  (8,785,678)
                                                                  -------------    -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  $  75,253,569    $  71,663,010
Reinvestment of distributions                                         2,992,726        6,242,716
Cost of shares repurchased                                          (88,097,417)     (70,885,637)
                                                                  -------------    -------------
      Net increase (decrease) in net assets resulting from
         fund share transactions                                  $  (9,851,122)   $   7,020,089
                                                                  -------------    -------------
      Net increase (decrease) in net assets                       $ (18,204,513)   $   9,680,846
                                                                  -------------    -------------
NET ASSETS:
Beginning of period                                                 163,417,784      153,736,938
                                                                  -------------    -------------
End of period (including accumulated undistributed net
         investment income of $8,452 and $36,195, respectively)   $ 145,213,271    $ 163,417,784
                                                                  =============    =============

CLASS A                           '99 Shares      '99 Amount    '98 Shares      '98 Amount
Shares sold                        6,673,105    $ 66,199,099     3,719,228    $ 37,434,949
Reinvestment of distributions        262,084       2,577,243       553,656       5,539,806
Less shares repurchased           (7,378,640)    (73,025,885)   (5,414,082)    (54,421,651)
                                  ----------    ------------    ----------    ------------
    Net decrease                    (443,451)   $ (4,249,543)   (1,141,198)   $(11,446,896)
                                  ==========    ============    ==========    ============

CLASS B
Shares sold                          651,185    $  6,422,720     1,759,137    $ 17,658,764
Reinvestment of distributions         33,745         330,659        55,353         553,156
Less shares repurchased             (769,458)     (7,589,674)     (775,704)     (7,755,185)
                                  ----------    ------------    ----------    ------------
    Net increase (decrease)          (84,528)   $   (836,295)    1,038,786    $ 10,456,735
                                  ==========    ============    ==========    ============
CLASS C
Shares sold                          267,759    $  2,631,750     1,651,735    $ 16,569,297
Reinvestment of distributions          8,655          84,824        14,959         149,754
Less shares repurchased             (756,225)     (7,481,858)     (867,882)     (8,708,801)
                                  ----------    ------------    ----------    ------------
        Net increase (decrease)     (479,811)   $ (4,765,284)      798,812    $  8,010,250
                                  ==========    ============    ==========    ============


  The accompanying notes are an integral part of these financial statements. 13

Pioneer America Income Trust

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS  6/30/99
--------------------------------------------------------------------------------

                                                          Six Months    Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                         Ended 6/30/99   12/31/98    12/31/97    12/31/96    12/31/95    12/31/94
CLASS A
Net asset value, beginning of period                       $  10.10      $   9.93    $   9.77    $  10.20    $   9.41    $  10.48
                                                           --------      --------    --------    --------    --------    --------
Increase (decrease) from investment operations:
  Net investment income                                    $   0.27      $   0.58    $   0.64    $   0.64    $   0.68    $   0.66
  Net realized and unrealized gain (loss) on investments      (0.53)         0.17        0.16       (0.43)       0.79       (1.07)
                                                           --------      --------    --------    --------    --------    --------
    Net increase (decrease) from investment operations     $  (0.26)     $   0.75    $   0.80    $   0.21    $   1.47    $  (0.41)
Distributions to shareholders:
  Net investment income                                       (0.27)        (0.58)      (0.64)   $  (0.64)      (0.68)      (0.66)
                                                           --------      --------    --------    --------    --------    --------
Net increase (decrease) in net asset value                 $  (0.53)     $   0.17    $   0.16    $  (0.43)   $   0.79    $  (1.07)
                                                           --------      --------    --------    --------    --------    --------
Net asset value, end of period                             $   9.57      $  10.10    $   9.93    $   9.77    $  10.20    $   9.41
                                                           ========      ========    ========    ========    ========    ========
Total return*                                                 (2.62)%        7.78%       8.51%       2.29%      16.06%      (3.97)%
Ratio of net expenses to average net assets                    1.02%**+      1.00%+      1.02%+      1.01%+      1.02%+      1.00%
Ratio of net investment income to average net assets           5.41%**+      5.80%+      6.55%+      6.51%+      6.85%+      6.84%
Portfolio turnover rate                                          45%**         81%         63%         43%         62%         61%
Net assets, end of period (in thousands)                   $117,910      $128,925    $138,022    $145,408    $162,708    $161,858
Ratios assuming no waiver of management fees by
  PIM and no reduction for fees paid indirectly:
    Net expenses                                               1.09%**       1.10%       1.14%       1.17%       1.22%       1.12%
    Net investment income                                      5.34%**       5.70%       6.43%       6.35%       6.65%       6.72%
Ratios assuming waiver of management fees by
  PIM and reduction for fees paid indirectly:
    Net expenses                                               1.00%**       1.00%       1.00%       1.00%       1.00%         --
    Net investment income                                      5.43%**       5.80%       6.57%       6.52%       6.87%         --

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized.

+  Ratio assuming no reduction for fees paid indirectly.

 14 The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS  6/30/99
--------------------------------------------------------------------------------

                                                          Six Months     Year Ended  Year Ended  Year Ended  Year Ended  4/29/94 to
                                                         Ended 6/30/99    12/31/98    12/31/97    12/31/96    12/31/95     12/31/94
CLASS B
Net asset value, beginning of period                        $ 10.07       $  9.90     $  9.75      $10.17      $ 9.40     $ 9.85
                                                            -------       -------     -------      ------      ------     ------
Increase (decrease) from investment operations:
   Net investment income                                    $  0.23       $  0.51     $  0.57      $ 0.57      $ 0.61     $ 0.40
   Net realized and unrealized gain (loss) on investments     (0.52)         0.17        0.15       (0.42)       0.77      (0.45)
                                                            -------       -------     -------      ------      ------     ------
      Net increase (decrease) from investment operations    $ (0.29)      $  0.68     $  0.72      $ 0.15      $ 1.38     $(0.05)
Distributions to shareholders:
   Net investment income                                      (0.23)        (0.51)      (0.57)      (0.57)      (0.61)     (0.40)
                                                            -------       -------     -------      ------      ------     ------
Net increase (decrease) in net asset value                  $ (0.52)      $  0.17     $  0.15      $(0.42)     $ 0.77     $(0.45)
                                                            -------       -------     -------      ------      ------     ------
Net asset value, end of period                              $  9.55       $ 10.07     $  9.90      $ 9.75      $10.17     $ 9.40
                                                            =======       =======     =======      ======      ======     ======
Total return*                                                 (2.93)%        7.08%       7.61%       1.59%      15.08%     (0.57)%
Ratio of net expenses to average net assets                    1.79%**+      1.74%+      1.77%+      1.75%+      1.77       1.78%**
Ratio of net investment income to average net assets           4.64%**+      4.99%+      5.78%+      5.78%+      5.92       6.35%**
Portfolio turnover rate                                          45%**         81%         63%         43%         62%        61%
Net assets, end of period (in thousands)                    $20,616       $22,602     $11,935      $9,557      $6,992     $2,170
Ratios assuming no waiver of management fees by
  PIM and no reduction for fees paid indirectly:
      Net expenses                                             1.87%**       1.81%       1.90%       1.91%       1.97%      1.90%**
      Net investment income                                    4.56%**       4.92%       5.65%       5.62%       5.72%      6.23%**
Ratios assuming waiver of management fees by
  PIM and reduction for fees paid indirectly:
      Net expenses                                             1.77%**       1.72%       1.75%       1.73%       1.72%        --
      Net investment income                                    4.66%**       5.01%       5.80%       5.80%       5.97%        --

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized.

+  Ratio assuming no reduction for fees paid indirectly.



 The accompanying notes are an integral part of these financial statements. 15

Pioneer America Income Trust

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/99
--------------------------------------------------------------------------------

                                                        Six Months     Year Ended  Year Ended  1/31/96 to
                                                       Ended 6/30/99    12/31/98    12/31/97    12/31/96
CLASS C
Net asset value, beginning of period                       $10.07       $  9.90      $ 9.74     $10.16
                                                           ------       -------      ------     ------
Increase (decrease) from investment operations:
  Net investment income                                    $ 0.23       $  0.52      $ 0.57     $ 0.52
  Net realized and unrealized gain (loss) on investments    (0.53)         0.17        0.16      (0.42)
                                                           ------       -------      ------     ------
    Net increase (decrease) from investment operations     $(0.30)      $  0.69      $ 0.73     $ 0.10
Distributions to shareholders:
  Net investment income                                     (0.23)        (0.52)      (0.57)     (0.52)
                                                           ------       -------      ------     ------
Net increase (decrease) in net asset value                 $(0.53)      $  0.17      $ 0.16     $(0.42)
                                                           ------       -------      ------     ------
Net asset value, end of period                             $ 9.54       $ 10.07      $ 9.90     $ 9.74
                                                           ======       =======      ======     ======
Total return*                                               (3.00)%        7.09%       7.78%      1.04%
Ratio of net expenses to average net assets                  1.72%**+      1.65%+      1.73%+     1.80%**+
Ratio of net investment income to average net assets         4.66%**+      4.97%+      5.74%+     5.73%**+
Portfolio turnover rate                                        45%**         81%         63%        43%
Net assets, end of period (in thousands)                   $6,687       $11,891      $3,780     $1,306
Ratios assuming no waiver of management fees by
  PIM and no reduction for fees paid indirectly:
    Net expenses                                             1.80%**       1.70%       1.85%      1.95%**
    Net investment income                                    4.58%**       4.92%       5.62%      5.58%**
Ratios assuming waiver of management fees by
  PIM and reduction for fees paid indirectly:
    Net expenses                                             1.70%**       1.62%       1.68%      1.76%**
    Net investment income                                    4.68%**       5.00%       5.79%      5.77%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized.

+  Ratio assuming no reduction for fees paid indirectly.

 16 The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/99
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer America Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Trust is to provide a high level of current income consistent with preservation of capital and prudent investment risk.

The Trust offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Trust and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Trust's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded on trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings, and valuations may be supplemented by dealers and other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Trust's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

Pioneer America Income Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/99                                (continued)
--------------------------------------------------------------------------------

B.  Federal Income Taxes

    It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

C.  Fund Shares

    The Trust records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $19,294 in underwriting commissions on the sale of fund shares during the six months ended June 30, 1999.

D.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Trust, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Trust level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    The Trust declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Trust with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

Pioneer America Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

E.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian, or subcustodians. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.  Management Agreement

PIM manages the Trust's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Trust's average daily net assets.

PIM has agreed not to impose a portion of its management fee and to assume other operating expenses of the Trust to the extent necessary to limit Class A expenses to 1.00% of the average daily net assets attributable to Class A shares; the portion of the Trust-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares. PIM's agreement is voluntary and temporary and may be revised or terminated at any time.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Trust. At June 30, 1999, $45,821 was payable to PIM related to management fees, administrative and certain other services.

3.  Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Trust at negotiated rates. Included in due to affiliates is $16,729 in transfer agent fees payable to PSC at June 30, 1999.

4.  Plan of Distribution

The Trust adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the

Pioneer America Income Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/99                                (continued)
--------------------------------------------------------------------------------

Investment Company Act of 1940. Pursuant to the Class A Plan, the Trust pays PFD a service fee of up to 0.25% of the Trust's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Trust pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $47,177 in distribution fees payable to PFD at June 30, 1999.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the six months ended June 30, 1999, CDSCs in the amount of $47,515 were paid to PFD.

5.  Expense Offsets

The Trust has entered into certain expense offset arrangements resulting in a reduction in the Trust's total expenses. For the six months ended June 30, 1999, the Trust's expenses were reduced by $17,292 under such arrangements.

Pioneer America Income Trust

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareowners and the Board of Trustees of Pioneer America Income Trust:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer America Income Trust as of June 30, 1999, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer America Income Trust as of June 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Boston, Massachusetts
August 6, 1999

Pioneer America Income Trust

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees
John F. Cogan, Jr.
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
John W. Kendrick
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

Officers
John F. Cogan, Jr., Chairman and
     President
David D. Tripple, Executive Vice President
Patrick M. Smith, Vice President
Eric W. Reckard, Treasurer
Joseph P. Barri, Secretary

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds                                  Income Funds
United States                                 Taxable
Pioneer Capital Growth Fund                   Pioneer America Income Trust
Pioneer Growth Shares                         Pioneer Bond Fund
Pioneer Micro-Cap Fund                        Pioneer Short-Term Income Trust
Pioneer Mid-Cap Fund                          Pioneer Strategic Income Fund
Pioneer Small Company Fund
                                              Tax-Exempt
Global/International                          Pioneer Tax-Free Income Fund
Pioneer Emerging Markets Fund
Pioneer Europe Fund                           Money Market Fund
Pioneer Indo-Asia Fund                        Pioneer Cash Reserves Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

Growth and Income Funds
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Real Estate Shares

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------


Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Account (IRA)
Traditional IRA
A Traditional IRA allows anyone under age 70-1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA
Contributions, up to $2,000 a year per person in earned income, are not tax-deductible, but earnings are tax-free for qualified withdrawals. You can contribute beyond age 70-1/2, although there are income limits for contributions at any age.

401(k) Plan
The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,000 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match PLan for Employees) IRA Plan
Businesses with 100 or fewer eligible employees can establish the plan; it resembles a traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.







              Most retirement plan withdrawals must meet specific
                         conditions to avoid penalties.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



403(b) Plan
Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Simplified Employee Pension Plan (SEP)
SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan
Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan
Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)
Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.




              Most retirement plan withdrawals must meet specific
                         conditions to avoid penalties.

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------



Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone(SM) gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment without sacrificing your current standard of living.

Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.



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Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)




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HOW TO CONTACT PIONEER
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We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, propectuses, applications
and service forms                                                1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                             1-800-225-4321

Retirement plans information                                     1-800-622-0176

Telecommunications Device for the Deaf (TDD)                     1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                                1-800-225-4240

Our internet e-mail address                                ask.pioneer@piog.com
(for general questions about Pioneer only)


Visit our web site:                                        www.pioneerfunds.com


This report must be preceded or accompanied by a current Fund prospectus.

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
Pioneer Investment Management, Inc.
60 State Street                                  0799 - 6653
Boston, Massachusetts 02109                  (C) Pioneer Funds Distributor, Inc.
www.pioneerfunds.com              [recycle logo] Printed on Recycled Paper
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